INVESCO VARIABLE INVESTMENT FUNDS, INC.
                   INVESCO VIF-Industrial Income Portfolio
                      INVESCO VIF-Health Sciences Portfolio
                  INVESCO VIF-Small Company Growth Portfolio
                       INVESCO VIF-Total Return Portfolio
                        INVESCO VIF-Technology Portfolio
                        INVESCO VIF-High Yield Portfolio
                         INVESCO VIF-Utilities Portfolio
                         INVESCO VIF-Dynamics Portfolio

               Supplement to Prospectus dated December 9, 1996

A.    The   Section  of  the   INVESCO   Variable   Investment   Funds,   Inc.
      Prospectus   entitled    "Management"   is   amended   to   delete   the
      first paragraph in its entirety.

B. The Section of the INVESCO Variable Investment Funds, Inc. Prospectus entitled "Management" is amended to (1) delete the third paragraph, and (2) substitute the following paragraph in its place:

            INVESCO is an indirect wholly owned subsidiary of AMVESCO PLC. AMVESCO PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world. Subject to obtaining shareholder approval at its regular
            Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. INVESCO, INVESCO Trust Company and INVESCO Capital Management, Inc. will continue to operate under their existing names. AMVESCO has approximately $165 billion in assets under management. INVESCO was established in 1932 and, as of August 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $12.8 billion on behalf of over 827,000 shareholders.

The date of this Supplement is March 31, 1997.

                   INVESCO VARIABLE INVESTMENT FUNDS, INC.

              Supplement to Statement of Additional Information
                             dated December 9, 1996

The Section of the INVESCO Variable Investment Funds, Inc. Statement of Additional Information entitled "Management" is amended to (1) delete the fourth and fifth paragraphs and (2) substitute the following new paragraphs in their place:

            INVESCO is an indirect wholly owned subsidiary of AMVESCO PLC, a publicly-traded holding company that, through its subsidiaries engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world with approximately $165 billion in assets under management. Subject to obtaining shareholder approval at its regular Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. INVESCO was established in 1932 and as of August 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, on behalf of over 827,000 shareholders. AMVESCO PLC's other North American subsidiaries include the following:

            --INVESCO Capital Management, Inc. of Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

            --INVESCO    Management    &    Research,    Inc.    of    Boston,
      Massachusetts,     primarily     manages     pension    and    endowment
      accounts.

            --PRIMCO     Capital     Management,     Inc.    of    Louisville,
      Kentucky,   specializes   in   managing   stable   return   investments,
      principally on behalf of Section 401(k) retirement plans.


            --INVESCO Realty Advisors of Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCO PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

            --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

            --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

            --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

            The corporate headquarters of AMVESCO PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

This supplement is dated March 31, 1997.